Tax Status	12 Months Ended
Dec. 30, 2025
EBP 005
EBP, Tax Status [Line Items]
Tax Status	Tax Status
The IRS issued a favorable determination letter dated March 4, 2016 stating that the Plan and its related trust are designed in accordance with applicable IRC requirements as of that date. The determination letter covered amendments through February 18, 2014. Although the Plan has since been amended, the Plan Administrator believes that the Plan continues to be designed and operated in compliance with the IRC. Consequently, the Plan Administrator believes that the Plan has remained qualified, its related trust has therefore been tax-exempt, including as of December 30, 2025 and 2024, and for the Plan year ended December 30, 2025. Accordingly, no provision for income taxes has been included in the Plan’s financial statements. The Plan is subject to routine audits by the IRS; however, there are currently no audits in progress.
Accounting principles generally accepted in the United States of America require Plan management to evaluate uncertain income tax positions taken, or planned to be taken, by the Plan, and for the Plan’s trust to recognize a tax liability (or asset) if such a position is not “more likely than not” to be sustained upon examination by the IRS that would result in disqualification of the Plan. Because of the Plan Administrator’s belief that the Plan is, and will remain, qualified, including based on all tax positions it has taken, it has concluded that, as of December 30, 2025, there are no tax liabilities (or assets) for which recognition or disclosure is required in the financial statements.